EXHIBIT 10.16B

                           RESTRICTED STOCK AGREEMENT

            RESTRICTED STOCK AGREEMENT dated as of _____________ (the "Agreement") between SMG-II HOLDINGS CORPORATION (the "Company"), and the other party signatory hereto (the "Participant").

            WHEREAS, pursuant to the SMG-II Holdings Corporation 1997 Restricted Stock Plan (as the same may be amended from time to time, the "Plan"), the Company desires to provide the Participant with an incentive to remain in its employ and to increase the Participant's interest in the success of the Company by granting to the Participant shares of Class A Common Stock, par value $.01 per share, of the Company (the "Restricted Common Stock") and shares of Class C Convertible Preferred Stock of the Company (the "Restricted Preferred Stock") (together, the "Restricted Shares"), subject to the terms and conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

            1. Definitions; Incorporation of Plan Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan, a copy of which has been delivered to the Participant. This Agreement and the Restricted Shares shall be subject to the Plan, the terms of which are hereby incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Agreement, the Plan shall govern. The "Date of Grant" with respect to the Restricted Shares shall be the date of this Agreement as specified above.

            2. Grant of Restricted Shares. Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants to the Participant, effective as of the Date of Grant, the number of Restricted Shares specified on the signature page hereof (the "Award"). The Participant shall not be required to pay any additional consideration for the issuance of the Restricted Shares granted pursuant to this Agreement.

            3. Non-Transferability. No Restricted Common Stock or Restricted Preferred Stock or any rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder; provided, however, that, with the written authorization of the Committee, the Participant may transfer Restricted Shares to the Participant's immediate family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; and provided further that the restrictions in this sentence shall not apply to the Restricted Shares after the date that the restrictions on transferability of such shares as set forth herein have lapsed. Written authorization by the Committee of any such transfer to one or more

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members of the Participant's immediate family shall be conditioned upon the written agreement of such family member or members to be bound by the terms of this Agreement, including, without limitation, the execution of the agreement to become party to the Stockholders Agreement described in Section 9 hereof.

            4. Vesting. The Award will become nonforfeitable upon the earlier of
(i) the seventh anniversary of the Date of Grant and (ii) thirty days prior to the occurrence of a Realization Event, provided that either (i) the Participant is an employee of the Company or a Subsidiary at the time such anniversary or Realization Event occurs or (ii) an Extension Event occurs during the Post-Termination Period as set forth in Section 8 below. "Realization Event" shall mean either (i) the acquisition of an aggregate of at least 50% of the outstanding shares of Common Stock or the outstanding shares of common stock of any Subsidiary by any entity or group of entities that was not a stockholder of record in the Company on the effective date of the Plan, (ii) a Minimum IPO,
(iii) a sale of all or substantially all of the assets of the Company or any Subsidiary to any entity or group of entities that is not affiliated with the Company on the effective date of the Plan, (iv) a merger of the Company with any entity or group of entities that is not affiliated with the Company on the effective date of the Plan or (v) a liquidation or dissolution of the Company. "Minimum IPO" means a Public Offering after the effective date of the Plan at the conclusion of which, as determined in good faith by the Committee, the aggregate price for all shares of Common Stock, or common stock of a Subsidiary, having been sold to the public in such Public Offering, plus the aggregate offering price for all shares of Common Stock, or common stock of a Subsidiary, sold in all prior Public Offerings of Common Stock occurring after the date of any such award, exceeds $50 million. "Public Offering" means a public offering of Common Stock, or common stock of any Subsidiary, pursuant to an effective registration statement under the Securities Act of 1933, as amended.

            5. Rights as Shareholder. The Participant shall have, with respect to the shares of Restricted Preferred Stock and Restricted Common Stock received pursuant to the Award, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends at the time such cash dividends are paid. Stock dividends issued with respect to shares covered by the Award shall be treated as additional shares under the Award and shall be subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

            6. Evidence of Ownership. A certificate shall be issued in the name of the Participant with respect to the shares of Restricted Common Stock and Restricted Preferred Stock granted pursuant to the Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. Such certificate shall be held in custody by the Company until such time as the Participant makes a valid disposition of such shares in accordance with the terms and provisions set forth herein and in the Stockholders Agreement. In addition, as a

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condition to the Award, the Participant shall deliver to the Company a stock power, endorsed in blank, relating to the Restricted Common Stock and Restricted Preferred Stock covered by the Award.

            7. Tag-Along Rights; Registration Rights. In the event that the Participant becomes entitled to any tag-along rights under Section 5.6 of the Stockholders Agreement or registration rights under Section 6.2 of the Stockholders Agreement, and the occurrence that triggers such tag-along or registration rights does not constitute a Realization Event, the Participant will be permitted to exercise his or her sale or transfer rights with respect to the Award and such portion of the Award that becomes saleable or transferrable pursuant to such tag-along or registration rights shall be considered nonforfeitable with respect to the exercise of such rights; provided, however, that if the Participant does not exercise his or her tag-along or registration rights under the Stockholders Agreement, any portion of the Award that would have become nonforfeitable for purposes of the exercise of such rights will remain forfeitable and restricted for all other purposes. For purposes of
Section 5.6(b) of the Stockholders Agreement, 100 percent of the Award will be considered vested in order to determine the number of shares to be included under Section 5.6(b) of the Stockholders Agreement.

            8. Termination of Employment. (a) If the Participant's employment with the Company and its Subsidiaries terminates without Cause or by reason of death, retirement or disability and such termination is prior to both (i) a Realization Event and (ii) the seventh anniversary of the Date of Grant, the Participant shall forfeit the Award 180 days after such termination of employment (the "Post-Termination Period"); provided, however, that in the event that, during the Post-Termination Period, either (i) a preliminary registration statement in connection with a Minimum IPO is submitted to the Securities and Exchange Commission or (ii) a written agreement to effect a Realization Event is executed (each, an "Extension Event"), the Award shall remain in effect until either (i) such Extension Event results in a Realization Event, in which case the Award shall vest according to the terms herein, (ii) the Minimum IPO is withdrawn, in which case the Award shall be forfeited by the Participant or
(iii) the written agreement to effect a Realization Event terminates without the consummation of such Realization Event, in which case the Award shall be forfeited by the Participant.

            (b) In the event that the Participant's employment with the Company and its Subsidiaries terminates for Cause or the Participant resigns from such employment prior to a Realization Event and prior to the seventh anniversary of the Date of Grant, the Participant shall immediately forfeit the Award.

            (c) Upon termination of the Participant's employment with the Company and its Subsidiaries for any reason after the occurrence of a Realization Event or after the seventh anniversary of the Date of Grant, the Participant shall retain all Common Stock and Preferred Stock that the Participant was granted pursuant to the Award.

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            9. Agreement to Become Party to and Abide by the Terms of the
Stockholders Agreement. The Participant hereby acknowledges and agrees that the Award described herein is contingent upon the Participant's execution of the agreement attached hereto as Exhibit A by and through which the Participant shall become a party to and agree to abide by the terms and conditions of the Stockholders Agreement. All shares of Common Stock and Preferred Stock acquired by the Participant will be subject to the terms of the Stockholders Agreement. The Participant shall hold and transfer the shares of Common Stock and Preferred Stock such Participant may receive under the Plan subject to, and in accordance with, the terms, conditions and restrictions applicable to shares of Common Stock or Preferred Stock owned by Management Investors (as defined in the Stockholder Agreement) as provided in the Stockholders Agreement.

            10. Miscellaneous. (a) Representation by the Participant. The Participant hereby represents and agrees with the Company that the Participant is acquiring the Restricted Shares without a view to distribution or other disposition thereof.

            (b) No Rights to Grants or Continued Employment. The Participant shall not have any claim or right to receive grants of Restricted Shares under the Plan. Neither the Plan nor this Agreement nor any action taken or omitted to be taken hereunder or thereunder shall be deemed to create or confer on the Participant any right to be retained in the employ of the Company or any Subsidiary, or to interfere with or to limit in any way the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

            (c) Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to the Restricted Shares, the Participant shall pay to the Company or make arrangements satisfactory to the Board regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, in accordance with rules and procedures established by the Board, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligation of the Company under this Agreement shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

            (d) Applicable Law. This Agreement shall be governed by and subject to the laws of the State of Delaware and to all applicable laws and to the approval of any governmental or regulatory agency as may be required.

            (e) Severability. If any provision of this Agreement shall be held illegal or

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invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Agreement, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been included herein.

            11. Survival; Assignment. (a)All agreements, representations and warranties made herein and in any certificates delivered pursuant hereto shall survive the issuance to the Participant of the Restricted Shares and, notwithstanding any investigation heretofore or hereafter made by the Participant or the Company or on the Participant's or the Company's behalf, shall continue in full force and effect.

            (b) The Company shall have the right to assign to any of its affiliates any of its rights, or to delegate to any of its affiliates any of its obligations, under this Agreement.

            12. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to his attention at the mailing address set forth at the foot of this Agreement (or to such other address as the Participant shall have specified to the Company in writing) and, if to the Company, to it at its principal offices which are currently located at 200 Milik St., Carteret, New Jersey, 07008, telecopier: (732) 499-3460, Attention: Secretary. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

            13. Waiver. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

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            14. Entire Agreement. This Agreement and the Plan set forth the entire agreement and understanding between the parties hereto with respect to the matters covered herein, and supersede all prior agreements and understandings concerning such matters. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Participant has executed this Agreement, both as of the day and year first above written.

                                   SMG-II HOLDINGS CORPORATION

                                   By:
                                   Name:
                                   Title:


                                   PARTICIPANT


                                   _________________________________
                                   Name:
                                   Address:

Restricted Shares Granted Hereby:

Restricted Common Stock: _______________________ Shares

Restricted Preferred Stock: _______________________ Shares

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                                                                       EXHIBIT A

                                    AGREEMENT

            AGREEMENT, dated as of this ______th day of _____________, 1998 between SMG-II Holdings Corporation, a Delaware corporation ("Holdings"), and ____________ ("Participant").

W I T N E S S E T H:

            WHEREAS, Holdings and Participant are parties to a restricted stock agreement, dated ________________ (the "Restricted Stock Agreement") pursuant to the SMG-II Holdings Corporation 1997 Restricted Stock Plan (the "Plan"), which contemplates that Holdings will grant to Participant an equity interest in Holdings consisting of a specified number of shares of restricted Class C Convertible Preferred Stock of Holdings, with a stated value of $200 and a specified number of restricted shares of Holdings Class A Common Stock, par value $0.01 per share (together, the "Restricted Stock"); and

            WHEREAS, the award of the Restricted Stock pursuant to the Restricted Stock Agreement is contingent upon the execution by Participant of this Agreement; and

            WHEREAS, Holdings now desires to award Participant the Restricted Stock and Participant desires to accept such award; and

            WHEREAS, the Stockholders Agreement between Holdings and its stockholders dated as of February 4, 1991 (the "Stockholders Agreement") was amended prior to the adoption of the Plan to permit awards of Restricted Stock pursuant to the Plan; and

            WHEREAS, according to the terms of the Stockholders Agreement, in order to receive the Restricted Stock, Participant must agree to become subject to the terms, conditions, rights, responsibilities and all other provisions of the Stockholders Agreement;

            NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, and for good and valuable consideration, the parties hereto hereby agree as follows:

            1. Defined Terms. Any capitalized words which are not otherwise defined herein shall have the meanings assigned to such words in the Stockholders Agreement.

            2. Management Investor. The parties hereby agree that Participant shall become a Management Investor upon his receipt of the Restricted Stock.

            3. Agreement to Become Party to and Abide by the Terms of the Stockholders Agreement. The parties hereby irrevocably agree that Participant shall be subject to the terms and conditions of the Stockholders Agreement in its entirety. The parties further agree that all shares of Restricted Stock, Class C Convertible Preferred Stock of Holdings ("Preferred Stock") or Holdings Class A Common Stock ("Common Stock") awarded to or acquired by Participant pursuant to the Restricted Stock Agreement will be subject to the terms of the Stockholders Agreement. Participant shall hold and transfer all shares of Common Stock and Preferred Stock that he receives pursuant to the Restricted Stock Agreement subject to, and in accordance with, the terms, conditions and restrictions applicable to shares of Common Stock and Preferred Stock owned by Management Investors as provided in the Stockholders Agreement for as long as such terms, conditions and restrictions contained in the Stockholders Agreement are then still in effect, and the agreements and restrictions contained therein will apply to the shares of Common Stock and Preferred Stock awarded pursuant to the Restricted Stock Agreement without any other action on the part of Holdings or Participant.

            4. All Provisions of the Stockholders Agreement. The parties agree that all the provisions of the Stockholders Agreement shall apply to this Agreement, including, without limitation, the notice provisions and the governing law provisions.

            IN WITNESS WHEREOF, Holdings has caused this Agreement to be executed by its duly authorized officers and Participant has executed this Agreement, both as of the day and year first above written.

                                       SMG-II HOLDINGS CORPORATION

                                       By:
                                           ---------------------------------

                                       Title:
                                              --------------------------------


                                       [PARTICIPANT]


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